EX-99.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of A.M.S. Marketing, Inc. for the quarter June 30, 2002, I, Alfred M. Schiffrin, President, Chief Executive Officer and Chief Financial Officer of A.M.S. Marketing, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

        (1) such Quarterly Report on Form 10-Q for the quarter ended June 30, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended June 30, 2002, fairly presents, in all material respects, the financial condition and results of operations of A.M.S. Marketing, Inc.


                                          /s/ Alfred M. Schiffrin
                                          ------------------------------------
                                          Alfred M. Schiffrin
                                          President, Chief Executive Officer
                                          and Chief Financial Officer

August 7, 2002